                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                Pamrapo Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                             PAMRAPO BANCORP, INC.
                                 611 Avenue C
                           Bayonne, New Jersey 07002
                                (201) 339-4600

                                                                  April 20, 2000


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Pamrapo Bancorp, Inc. (the "Company"), the holding company for Pamrapo Savings Bank, S.L.A. (the "Bank") which will be held on May 5, 2000, at 11:00 a.m., at Hi Hat Caterers, 180 West 54/th/ Street, Bayonne, New Jersey.

     The attached Notice of Annual Meeting of Stockholders and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Pamrapo Bancorp, Inc. as well as representatives of Radics & Co., LLC, the Company's independent auditors, will be present at the Annual Meeting to make a statement if they desire to do so and to respond to any questions that our stockholders may have regarding the business to be transacted.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" each of the nominees as directors specified under Proposal I, "FOR" the re-incorporation of the Company to New Jersey under Proposal II and "FOR" Proposal III, the ratification of Radics & Co., LLC as the Company's auditors.

     Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

     On behalf of the Board of Directors and all the employees of the Company and the Bank, I wish to thank you for your continued support. We appreciate your interest.

                                    Sincerely,


                                    /s/ William J. Campbell
                                    William J. Campbell
                                    President and Chief
                                    Executive Officer

                             PAMRAPO BANCORP, INC.
                                 611 Avenue C
                           Bayonne, New Jersey 07002
                                (201) 339-4600

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 5, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Pamrapo Bancorp, Inc. (the "Company") will be held at Hi Hat Caterers, 180 West 54/th/ Street, Bayonne, New Jersey, on May 5, 2000, at 11:00 a.m.

     A proxy statement and proxy card for this Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

     I. The election of two directors for terms of three years each or until their successors are elected and qualified; and

     II. To ratify and approve a proposal to change the state of incorporation of the Company from Delaware to New Jersey; and

     III. The ratification of Radics & Co., LLC as independent auditors of the Company for the fiscal year ending December 31, 2000.

     In addition, such other matters as may properly come before the Annual Meeting or any adjournments thereof will be considered and voted upon at the Annual Meeting.

     The Board of Directors has established March 10, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the forgoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at Pamrapo Bancorp, Inc., 611 Avenue C, Bayonne, New Jersey 07002, for a period of twenty days prior to the Annual Meeting and also will be available for inspection at the Annual Meeting itself.

                                   By Order of the Board of Directors

                                   /s/ Margaret Russo
                                   Margaret Russo
                                   Secretary

Bayonne, New Jersey
April 20, 2000

                             PAMRAPO BANCORP, INC.


                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 5, 2000


Solicitation and Voting of Proxies

     This proxy statement is being furnished to stockholders of Pamrapo Bancorp, Inc. ("Pamrapo Bancorp" or the "Company") in connection with the solicitation by the Company's board of directors (the "Board of Directors" or "Board") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at Hi Hat Caterers, 180 West 54th Street, Bayonne, New Jersey, on May 5, 2000 at 11:00 a.m., and at any adjournments thereof. The 1999 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 1999, accompanies this proxy statement, which is first being mailed to stockholders on or about April 20, 2000.

     Regardless of the number of shares of common stock of Pamrapo Bancorp ("Common Stock") owned, it is important that stockholders be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of Pamrapo Bancorp will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" each of the nominees as directors specified under Proposal I, "FOR" Proposal II, the re-incorporation of the Company to New Jersey and "FOR" Proposal III, the ratification of auditors.

     Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy card, however, confers on the designated proxyholders discretionary authority to vote the shares of Common Stock in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting, filing a notice of revocation with the Secretary and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by Pamrapo Bancorp. In addition to the solicitation of proxies by mail, Regan & Associates, Inc. ("Regan"), a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,250, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Company and Pamrapo Savings Bank, S.L.A. (the "Bank"), without additional compensation therefor. Pamrapo Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.


Voting Securities

     The securities which may be voted at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting except as described below. The close of business on March 10, 2000 has been established by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,647,924 shares.

     In accordance with the provisions of the Company's certificate of incorporation, record holders of Common Stock who beneficially own in excess of ten percent (10%) of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's certificate of incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's certificate of incorporation and bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     Under the Company's certificate of incorporation, the proposal for the Company to reincorporate to New Jersey will require the approval of a majority of the outstanding shares of Common Stock entitled to vote on this proposal. Stockholders may vote "FOR", "AGAINST" or "ABSTAIN" from voting on this proposal.

     As to the ratification of independent auditors and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's certificate of incorporation and bylaws, unless otherwise required by law, such matters shall be determined by a majority of votes cast without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the proxy solicitors or the Company's transfer agent, and will be tabulated by inspectors of election designated by the Company, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.


Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the Company's shares of Common Stock outstanding on the Record Date. Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person or group that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                                              Amount and Nature
                                                                                of Beneficial
    Title of Class              Name and Address of Beneficial Owner              Ownership           Percent of Class
Common Stock             William J. Campbell                                     284,222                  10.70%
                         c/o Pamrapo Bancorp, Inc.
                         611 Avenue C
                         Bayonne, New Jersey 07002
Common Stock             Pamrapo Savings Bank, S.L.A.                            253,969 (1)               9.59%
                         Employee Stock Ownership Plan and Trust
                         c/o Pamrapo Savings Bank, S.L.A.
                         611 Avenue C
                         Bayonne, New Jersey 07002
Common Stock             John Hancock Advisers, Inc.                             206,000 (2)               7.78%
                         191 Huntington Avenue
                         Boston, Massachusetts 02199
Common Stock             Dimensional Fund Advisors, Inc.                         153,900 (3)               5.81%
                         1299 Ocean Avenue, 11/th/ Floor
                         Santa Monica, California 90401

(1) The Employee Stock Ownership Plan ("ESOP") Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. At December 31, 1999, 239,244 shares of Common Stock had been allocated to participating employee accounts. As of this same date, 14,725 unallocated shares remain in the ESOP.
(2) Based on information contained in a Schedule 13G filed with the SEC on January 28, 1998.
(3) Based on information contained in a Schedule 13G filed with the SEC on February 3, 2000.

                PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                      PROPOSAL I.  ELECTION OF DIRECTORS

     The number of directors of Pamrapo Bancorp is currently set at six (6). Each of the six members of the Board of Directors of Pamrapo Bancorp also serves as a director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

     William J. Campbell and John A. Morecraft have been nominated to stand for election at the Annual Meeting. Both of the nominees named are presently directors of the Company and the Bank. No person being nominated by the Nominating Committee of the Board of Directors as a director is being proposed for election pursuant to any agreement or understanding between any person and Pamrapo Bancorp. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card if executed and returned will be voted FOR the election of the nominees.

     In the event that any nominee is unable or declines to serve for any reason, it is intended that proxies will be voted for the election of the other nominee named and for such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
                   OF THE NOMINEES NAMED IN THIS PROPOSAL I.

Information With Respect to Nominees, Continuing Directors and Executive
Officers

     The following table sets forth, as of the Record Date, the names of the nominees, continuing directors, "Named Executive Officers" as defined below, and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Bank and the year in which their term (or in the case of the nominees, their proposed term) as director of the Company expires. This table also sets forth the number of shares of Common Stock and the percentage thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals.

                                                                                        Shares of
                                                                                          Common
Name and Principal Occupation                                        Expiration           Stock
at Present and for the Past Five                     Director            of            Beneficially        Percent
Years                                    Age         Since (1)          Term             Owned(2)          of Class
---------------------------------    ----------   -----------    -----------------  ------------------   -------------
Nominees:
William J. Campbell                      62           1987              2003             284,222            10.70%
  President and Chief Executive
  Officer of the Company
  Executive Vice President from
  1965 until being made
  President
  and Chief Executive Officer in
  1970
John A. Morecraft                        78           1982              2003              78,578 (3)        2.97%
  Vice Chairman of the
  Board of the Bank since
  1987; President of John A.
  Morecraft, Inc., a construction
  firm, since 1949

Continuing Directors:

Dr. Jaime Portela                        68           1977              2001              19,044              *
  Retired Bayonne physician
James Kennedy                            66           1994              2001               1,768              *
  Retired executive of J.C.
  Penney and Co.
Daniel J. Massarelli                     68           1960              2002              98,975            3.74%
  Chairman of the Board  of the
  Company; Chairman of the
  Board of the Bank since
  February 1987;
  Owner and operator of pharmacy
  since 1963 and registered
  pharmacist
Francis J. O'Donnell                     72           1993              2002              17,000              *
  Former owner of O'Donnell
  Agency, an independent real
  estate and insurance agency

                                                                                        Shares of
                                                                                          Common
Name and Principal Occupation                                        Expiration           Stock
at Present and for the Past Five                     Director            of            Beneficially        Percent
Years                                    Age         Since (1)          Term             Owned(2)          of Class
---------------------------------    ----------   -----------    -----------------  ------------------   -------------

Named Executive Officers:
Gary J. Thomas                           51            --               --                88,993              3.4%
  Vice President, Treasurer and
  Chief Financial Officer of the
  Company and Bank
Robert A. Hughes                         61            --               --                35,782              1.4%
  Vice President of the Company
  and Bank
Stock ownership of all directors         --            --               --               624,361 (4)(5)      23.6%
  and executive officers as a group
  (8 persons)

 *   Does not exceed 1.0% of the Company's voting securities.
(1)  Includes years of service as a director of the Bank.
(2) Each person or relative of such person whose shares are included herein, exercises sole (or shared with spouse, relative or affiliate) voting and dispositive powers as to the shares reported.
(3)  Includes 45,578 shares held by John A. Morecraft Profit Sharing Plan.
(4)  Includes the shares noted in the footnotes above.
(5)  Includes 44,593 shares allocated to executive officers under the ESOP.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's officers (as defined in regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year it complied with all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners.


Meetings of the Board and Committees of the Board

     The Board of Directors of the Company held four meetings in 1999. The Board of Directors of the Bank held 12 meetings in 1999. The Board of Directors of the Bank maintains an Executive Committee and jointly maintains an Audit Committee with the Company. No director of the Company attended fewer than seventy-five percent (75%) in the aggregate of the total number of the Board meetings held and the total number of committee meetings on which such director served during 1999.

     The joint Audit Committee of the Company and the Bank is comprised of Messrs. Kennedy, Massarelli, and O'Donnell. This committee is responsible for reviewing and reporting to the Board on the Company's financial condition and reviewing the audit reports of the Company from its internal and independent auditors. The committee met four times in 1999.

     The full Board of Directors of the Company acts as a nominating committee (the "Nominating Committee") for the annual selection of nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees nor established procedures for this purpose. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's bylaws. See "ADDITIONAL INFORMATION--Notice of Business to Be Conducted at an Annual Meeting." The Board of Directors met once during the past fiscal year in its capacity as the Nominating Committee.


Directors' Compensation

     Directors' Fees. Directors of the Bank receive an annual retainer of $10,000. Directors of the Company receive $500 for each Board of Directors meeting of the Company attended. Directors of the Bank receive $650 for each Board meeting attended and $550 for each committee meeting attended, except for the Chairman who receives $750 for each Board meeting attended and $650 for each committee meeting attended. Directors who are also full time employees of the Bank receive no fees for attending meetings or other compensation in their capacity as directors. Directors who participate in the inspections made in the course of the loan application process of the Bank are compensated at $150 for every inspection made in Bayonne and $250 for every inspection made outside of the Bayonne area, plus a mileage allowance.

     Outside Directors' Consultation and Retirement Plan. Under the Bank's Outside Directors' Consultation and Retirement Plan, a director who is not an officer or employee of the Bank, who has served as a director for at least twenty years, and who agrees to provide continuing service to the Bank, will be eligible, upon retirement, to receive one year of benefits for every two years of prior service on the Board.


Executive Compensation

     The report of the Personnel Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Personnel Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and the other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the personnel committee of the Bank (the "Personnel Committee"), at the direction of the Board of Directors has prepared the following report for inclusion in this proxy statement.

     General.  The Company is the parent company of the Bank and does not pay
     -------
any cash compensation to the executive officers of the Company, other than fees for Board of Directors meetings. Therefore, the Company does not maintain a compensation committee. The Personnel Committee of the Board of Directors of the Bank is responsible for establishing the compensation levels and benefits for executive officers of the Bank, who also serve as executive officers of the Company and for reviewing recommendations of management for compensation and benefits for other officers and employees of the Bank. The Personnel Committee consists of Messrs. Morecraft, Massarelli and Portela, who are all outside directors.

     Compensation Policies.  The Personnel Committee has the following goals for
     ---------------------
compensation programs impacting the executive officers of the Company and the
Bank:

     . to provide motivation for the executive officers to enhance stockholder value by linking their compensation to the value of the Company's Common Stock;

     . to retain the executive officers who have led the Company to high performance levels and allow the Bank to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and

     . to maintain reasonable "fixed" compensation costs by targeting base salaries at a competitive average.

In addition, in order to align the interests and performance of its executive officers with the long term interests of its stockholders, the Company and the Bank adopted plans which reward the executives for delivering long term value to the Company and the Bank through stock ownership.

     The executive compensation package available to executive officers is composed of the following components:

     (i)   base salary;

     (ii)  annual bonus awards; and

     (iii) long term incentive compensation, including options and stock awards.

Mr. Campbell has employment agreements which specify a minimum base salary and require periodic review of such salary. In addition, executive officers participate in other benefit plans available to all employees including the Employee Stock Ownership Plan and the 401(k) Plan.

     Base Salary.  In determining salary levels, the Personnel Committee
     -----------
considers the entire compensation package, including the equity compensation provided under the Company's stock plans, of the executive officers. The Personnel Committee meets in the first quarter of each year to determine the level of any salary increase to take effect as of the beginning of that fiscal year. The Personnel Committee determines the level of salary increase after reviewing the qualifications and experience of the executive officers of the Bank, the compensation paid to persons having similar duties and responsibilities in other institutions, and the size of the Bank and the complexity of its operations. The Personnel Committee consulted a survey of compensation paid to executive officers performing similar duties for depository institutions and their holding companies, with particular focus on the level of compensation paid by comparable institutions including some, but not all, of the companies included in the peer group used for the Stock Performance Graph provided in this Proxy Statement. The salary levels are intended to be consistent with competitive practices of comparable institutions and each executive's level of responsibility.

     Although the Personnel Committee's policy in regard to base salary is subjective and no specific formula is used for decision making, the Personnel Committee considered the overall performance of the Company including the earnings of the Company and the performance of the individual executive officer.

     Annual Bonus Awards.  In determining bonus awards, the Personnel Committee
     -------------------
considers the entire compensation package of the executive officers. As discussed under the discussion of base salaries, the bonus awards are intended to be consistent with competitive practices of comparable financial institutions and each executive officer's level of responsibility.

     The Personnel Committee met during the year to determine bonus compensation. Although the Personnel Committee's policy in regard to bonus is subjective and no specific formula is used for decision making, the bonus awards are aimed at reflecting the overall financial performance of the Company, and the performance of the individual executive officer. The Personnel Committee did not grant any bonus awards in 1999.

     Long Term Incentive Compensation.  The Company and the Bank maintain the
     --------------------------------
Incentive Option Plan and the management recognition and retention plan, respectively, under which executive officers may receive discretionary grants and awards. The Personnel Committee believes the stock ownership is a significant incentive in building a stockholder's wealth and aligning the interests of employees and stockholders. In connection with the Company's initial public offering, all the executive officers received grants and awards which had vesting periods of twenty percent (20%) per year beginning on November 10, 1990. In addition, the Personnel Committee granted additional awards to certain executive officers. All such awards have fully vested. The Personnel Committee did not make any additional awards during 1999.

     Compensation of the Chief Executive Officer.  After taking into
     -------------------------------------------
consideration the factors discussed above, including the overall compensation package, and the specified performance factors, the Personnel Committee determined to increase Mr. Campbell's base salary $25,000 over the previous year. Mr. Campbell did not receive an annual bonus award for 1999. His compensation generally is comparable to the compensation paid by peer institutions in the Bank's market area.

                              Personnel Committee

John A. Morecraft             Dan Massarelli         Dr. Jaime Portela

     Stock Performance Graph. The following graph shows a five year comparison of stockholder return on the Company's Common Stock based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total returns of companies on the Russell 2000 Index and the SNL $250M to $500M Thrifts Index supplied by SNL Securities, LLP.


                      Comparative Five-Year Total Returns
                 Pamrapo Bancorp, Inc., Russell 2000 Index and
                       SNL $250M to $500M Thrifts Index
                    (Performance Results Through 12/31/99)

                             Pamrapo Bancorp, Inc.

                                    [GRAPH]

                                                                Period Ending
                                ---------------------------------------------------------------------------
Index                                12/31/94    12/31/95    12/31/96    12/31/97     12/31/98     12/31/99
-----------------------------------------------------------------------------------------------------------
Pamrapo Bancorp, Inc.                  100.00      134.49      131.41      187.53       171.87       168.86
Russell 2000                           100.00      128.45      149.64      183.10       178.44       216.37
SNL $250M-$500M Thrift Index           100.00      138.71      170.93      289.65       251.44       295.56

     Summary Compensation Table. The following table shows, for the years ending December 31, 1999, 1998 and 1997, the cash compensation paid by the Company and the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and any other executive officer of the Company who earned and/or received salary and bonus in excess of $100,000 (the "Named Executive Officers").

                                                                              Long-Term Compensation
                                                                              Awards         Payouts
                                                                                 Securities
                                                      Other Annual               Underlying   LTIP
                               Salary                 Compensation   Restricted   Options/   Payouts     All Other
                               (1)(2)       Bonus         (3)          Stock        SARs       (4)      Compensation
     Position         Year      ($)          ($)          ($)          Awards       (#)        ($)       ($)
William J. Campbell   1999   288,886      $27,071(5)     $  --         $  --         --        None      $ 4,760 (6)
 Chief Executive      1998   282,200       27,071(5)        --            --         --        None        5,000
 Officer and          1997   218,885       27,071(5)        --            --         --        None       73,371
 President                                                                --

Gary J. Thomas        1999  $124,270      $ 8,663(5)        --            --         --        None      $ 5,000 (6)
 Vice President       1998   121,380        8,663(5)        --            --         --        None        5,000
 Treasurer and        1997   112,300        8,121(5)        --            --         --        None       41,849
 Chief Financial
 Officer

Robert A. Hughes      1999  $109,834      $ 8,663(5)        --            --         --        None      $ 5,000 (6)
Vice President        1998   106,900        8,663(5)        --            --         --        None        5,000
                      1997    99,246        8,121(5)        --            --         --        None       30,725

(1) Includes amounts of salary deferred pursuant to the Pamrapo Savings Bank, S.L.A. 401(k) plan. Participants may elect to have up to 10% of their annual compensation deferred.
(2) Includes amounts paid for services rendered to the Bank's service corporation and the Company.
(3) For fiscal years 1999, 1998, and 1997 there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or
     (e) preferential discounts on stock.
(4) For fiscal years 1999, 1998 and 1997, the Bank had no long-term incentive plans in existence and therefore made no payouts or awards under such plans.
(5)  Includes only an amount for a Christmas bonus.
(6) Includes $4,760, $5,000 and $5,000, respectively, contributed by the Bank to the account of Messrs. Campbell, Thomas and Hughes pursuant to the Bank's 401(K) Plan.

     Employment Agreements. William J. Campbell's employment agreements with the Bank and Company provide for three-year terms. On each anniversary date of the agreements, the agreements automatically are extended for an additional year, unless notice of non-renewal is given by the Bank and the Company so that the remaining terms shall be three years. The current aggregate annual base salary under the agreements may be increased at the discretion of the Board of Directors. In addition to the base salary, each agreement provides, among other things, for participation in stock option plans and other fringe benefits applicable to executive personnel.

     Each agreement provides for termination by the Bank and Company for "cause," as defined in the agreements, at any time. In the event the Bank and Company choose to terminate Mr. Campbell's employment for reasons other than for cause, or in the event of his resignation from the Bank and Company upon failure to re-elect him to his current offices, a material lessening of his functions, duties or responsibilities, or upon liquidation, dissolution, consolidation or merger in which the Bank or the Company are not the resulting entity, or a breach of the agreements by the Bank or the Company, he or, in the event of death, his beneficiary as the case may be, would be entitled to a severance payment equal to the greater of (i) three times his average annual salary over the previous three years, or (ii) the payments owed for the remaining term of the agreement. The Bank and Company would also continue his life, health and disability coverage for the remaining term of the agreements or, if earlier, until he is employed by another employer. If termination results from a change in control of the Bank or the Company, as defined in the agreements, Mr. Campbell would be entitled to (i) a severance payment equal to three times his average annual salary over the previous three years paid to him under the agreements, and (ii) continued benefits as described above. In the event that a change in control resulting in the termination of employment occurred based on the current annual compensation, Mr. Campbell would receive approximately $789,971, in addition to other non-cash benefits provided for under the agreement.

     Special Termination Agreements. Gary J. Thomas has a special termination agreement with the Bank and the Company and Robert A. Hughes has a special termination agreement with the Company. All three agreements are for a term of three years, which term automatically was extended for an additional year upon the first anniversary date of the date of the agreement and will be automatically extended at each anniversary date thereafter such that the remaining term is three years. Mr. Thomas' agreements provide that at any time following a change in control of the Company or the Bank, if the Company or the Bank terminate Mr. Thomas' employment with the Company or the Bank for any reason other than "cause" (as defined in the agreements), or if Mr. Thomas terminates his employment following demotion, loss of title, office, significant authority, a reduction in compensation, or relocation of his principal place of employment, Mr. Thomas will be entitled to receive a payment in an amount equal to three times his respective average annual compensation for the three previous years of his employment with the Bank. Mr. Hughes' agreement provides that at any time following a change in control of the Company or the Bank, if the Company terminates Mr. Hughes' employment for any reason other than "cause" (as defined in the agreement), or if Mr. Hughes terminates his employment following demotion, loss of title, office, significant authority, a reduction in compensation, or relocation of his principal place of employment, Mr. Hughes will be entitled to receive a payment in an amount equal to three times his respective average annual compensation for the three previous years of his employment with the Company and the Bank. If a change in control occurs, based on current annual compensation, the amount payable to Messrs. Thomas and Hughes would be approximately $357,950 and $315,980, respectively. Certain insurance coverage maintained by the Bank at the time of any such termination would be continued for a three-year period.

     Payments under the employment agreements in the event of a change in control may constitute excess parachute payments under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank.

     Incentive Option Plan. The Company maintains an Incentive Option Plan which provides discretionary awards to officers and employees of the Bank as determined by the Personnel Committee. No options were exercised by the Named Executive Officers during 1999. In addition, no outstanding stock options were held by the Named Executive Officers as of December 31, 1999.

     Retirement Plan. The Bank maintains the Retirement Plan of Pamrapo Savings Bank, S.L.A. (the "Retirement Plan"), which is a defined benefit pension plan, for the benefit of salaried employees employed by the Bank. Under the Retirement Plan's funding method, the actuarial present value of projected benefits of each individual is allocated on a level basis over the expected future earnings period through the assumed retirement date. The table below presents annual benefits under the Retirement Plan assuming retirement during 1999 at various levels of compensation and years of credited service.

                                     Estimated Annual Retirement Benefit Payable at Age 65
                               Ten Year Certain and Life Annuity to an Employee Retiring in 1999
               -----------------------------------------------------------------------------------------------
                                                 Years of Credited Service (1)
               -----------------------------------------------------------------------------------------------
               -----------------------------------------------------------------------------------------------
Final Average
Earnings (2)        10             15              20             25               30       35 or More
--------------------------------------------------------------------------------------------------------------
$ 25,000           2,750          4,125           5,500          6,875            8,250       9,625
$ 50,000           6,178          9,266          12,355         15,444           18,533      21,622
$100,000          13,678         20,516          27,355         34,194           41,033      47,872
$150,000          21,178         31,766          42,355         52,944           63,533      74,122
$160,000          22,678         34,016          45,355         56,694           68,033      79,372
$200,000(3)       22,678         34,016          45,355         56,694           68,033      79,372

(1) As of December 31, 1999, William J. Campbell, Gary J. Thomas and Robert A. Hughes had 36, 24 and 9 years of credited service, respectively.
(2) The covered compensation under the Retirement Plan includes the salary and bonus for the Named Executive Officer, as disclosed in the "Summary Compensation Table."
(3) $160,000 is the maximum salary limitation for computation of benefits under the Tax Reform Act of 1986, for the 1999 Plan year.

     Supplemental Executive Retirement Plan. The Board of Directors of the Bank adopted a Supplemental Executive Retirement Plan ("SERP") in 1989 for the benefit of key employees of the Bank. This plan is intended to constitute a non-qualified, deferred retirement plan. Persons eligible to participate will be designated by the Board of Directors from time to time and upon terms and conditions as the Board of Directors shall agree upon. A participant who retires at age 65 (the "Normal Retirement Age") will be entitled to an annual retirement benefit equal to seventy-five percent (75%) of his compensation, at the effective date of retirement, reduced by his Retirement Plan annual benefit plus an amount equal to any reduction in Company contributions on behalf of the participant resulting from limitations mandated by the Code. Participants retiring before the Normal Retirement Age will receive the same benefits reduced by a percentage based on years of service to the Bank and the number of years prior to the Normal Retirement Age that the participant retires. In 1997, the SERP was amended so that should Messrs. Campbell, Thomas or Hughes receive benefits under the SERP, such benefits will be payable to the recipient for a period of fifteen (15) years certain.


Indebtedness of Management and Transactions With Certain Related Persons

     In the ordinary course of business, the Bank has made loans, and may continue to make loans in the future, to its officers, directors and employees. Loans to executive officers and directors are made in the ordinary course of business, on substantially the same terms including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features except as noted below.

     As of December 31, 1999, Mr. William J. Campbell had one loan outstanding which was made on preferential terms. Mr. Campbell has a mortgage loan with a fixed interest rate of 5.25%, which was originated in April 1973. The highest balance outstanding on such loan during fiscal 1999 was $33,136. The balance of the loan at December 31, 1999 was $31,182. Mr. Gary Thomas has a mortgage loan from the Bank with a fixed interest rate of 8.00% which was originated in September 1986 on preferential terms. The highest balance outstanding on the loan in fiscal 1999 was $142,078. The balance of the loan at December 31, 1999 was $138,329.


          PROPOSAL II.  RE-INCORPORATION OF THE COMPANY TO NEW JERSEY

     The Board of Directors believes that the best interests of the Company and its stockholders will be served by changing the state of incorporation from Delaware to New Jersey. The principal reasons for the re-incorporation are to significantly reduce the annual state franchise taxes paid by the Company and to be incorporated in the state in which the Company's principal offices are located.

     In order to effect the re-incorporation in New Jersey, the Company will form a wholly-owned subsidiary in the State of New Jersey under the name of "Pamrapo Bancorp, Inc." ("New Jersey Company"). As soon as permitted by law after stockholder approval of this proposal, the re-incorporation will be effected by a merger ("Merger") of the Company with and into the New Jersey Company, with the New Jersey Company as the surviving corporation.

     Immediately following and pursuant to the Merger: (i) each share of Common Stock of the Company will be converted into one share of common stock of the New Jersey Company and (ii) the directors and officers of the New Jersey Company will be identical to those of the

Company, which will cease to exist as a separate entity as a result of the Merger. The New Jersey Company will succeed to all of the Company's assets, liabilities and business operations. Included with this Proxy Statement as Exhibits A, B and C, respectively, are the Articles and Plan of Merger, the Certificate of Incorporation of the New Jersey Company, and the bylaws of the New Jersey Company and pursuant to which the Merger will be effected.

     The Company is presently incorporated under the laws of the state of Delaware and is governed by its certificate of incorporation, its bylaws and the Delaware General Corporation Law ("DGCL"). The Company will, in connection with this proposal, merge into the New Jersey Company which was formed solely for the purpose of the Merger. The surviving corporation in the merger will be the New Jersey Company and thus, the applicable law with respect to such matters as the rights and obligations of the New Jersey Company and its shareholders will be governed by the New Jersey Business Corporation Act ("NJBCA"). The Company, as holding company for the Bank, is subject to regulation by the Office of Thrift Supervision ("OTS"). OTS regulations would generally prohibit a company from acquiring control of the Bank without first obtaining prior written approval.
In the case of a statutory merger, however, the New Jersey Company is not required to obtain prior written approval of the Merger from the OTS, provided that it has filed a notification form with the OTS, and 30 days has elapsed without objection from the OTS. The Merger, if approved by the shareholders, will be effectuated as soon as practicable following the 30 day waiting period.

Comparison of Shareholder Rights

     Set forth below is a discussion outlining the material differences between the Company and the New Jersey Company by virtue of differences in their respective certificate of incorporation, bylaws and in the laws of Delaware and New Jersey. While it is impractical to compare all these differences, the following discussion summarizes certain of the material significant differences. The following does not purport to be a complete statement of the rights and/or obligations of the shareholders under applicable New Jersey law, the certificate of incorporation of the Company or New Jersey Company or the bylaws of the Company or New Jersey Company, or a complete description of the specific provisions referred to herein.

Special Meetings of Shareholders. The NJBCA provides that a special meeting of shareholders may be called by the president, Board of Directors or such other directors, officers or shareholders as may be provided in the bylaws, and upon application of the holder or holders of not less than 10% of all the shares entitled to vote at a meeting, the Superior Court, for good cause shown, may order a special meeting to be called. The DGCL provides that only the board of directors or such person or persons as may be authorized by the certificate of incorporation or bylaws may call special meetings of the shareholders. The bylaws of the Company provide that special meetings may be called by only a majority of the board of directors. The New Jersey Company's bylaws provide that special meetings of shareholders may be called by either the President or a majority of the Board of Directors.

Shareholder Action by Written Consent. Under the NJBCA, any action which may be taken by shareholders at a meeting may be taken without a meeting if all the shareholders entitled to vote on the matter give their written consent. However, if shareholder approval is required to effectuate a merger, consolidation, acquisition or sale of assets, the transaction may also be effectuated if all of the shares entitled to vote on the matter provide written consent and all other shareholders are provided with appropriate notice. The DGCL provides that, unless limited by the certificate of incorporation, any action which may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing. The Certificate of Incorporation and the bylaws of the Company and the New Jersey Company do not permit stockholder action by written consent.

Amendments to Certificate of Incorporation. The NJBCA provides that an amendment to certain terms of a New Jersey corporation's Certificate of Incorporation may be made by board action alone, but most general amendments under NJBCA must be approved by the affirmative vote of a majority of the votes cast by the shareholders entitled to vote thereon, unless the certificate of incorporation requires a greater percentage. The DGCL provides that amendments to a Delaware corporation's certificate of incorporation must be approved by the affirmative vote of the holders of a majority of the voting stock of the corporation entitled to vote thereon (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon), unless the certificate of incorporation requires a greater percentage. Neither the certificate of incorporation of the Company nor of the New Jersey Company requires a greater percentage, except with respect to amendments made to: (1) sections (c) and (d) of Article Fifth (governing the corporate conduct and affairs), (2) Article Sixth (governing the board of directors), (3) Article Seventh (governing amendments to the bylaws), (4) Article Eighth (governing business combinations), (5) Article Tenth (governing indemnification of officers and directors) and (6) Article Twelfth (governing amendments to the certificate of incorporation, which require the approval of eighty percent (80%) of the voting power then outstanding.).

Amendments to Bylaws. The NJBCA provides that a Board of Directors has the power to make, alter and repeal a corporation's bylaws, unless such power is reserved to the corporation's shareholders in the corporation's certificate of incorporation. Under the DGCL, the shareholders of a Delaware corporation and, if the certificate of incorporation so provides, the Board of Directors, have the power to adopt, amend or repeal a corporation's bylaws. The certificate of incorporation of the Company and the New Jersey Company both permit amendment to the bylaws by either (1) a majority vote of the Board of Directors or (2) the affirmative vote of eighty percent (80%) of the voting power then outstanding.

Board of Directors. Under the NJBCA, the board of directors may consist of one or more members, as provided in the bylaws and subject to any provision contained in the certificate of incorporation. Under the DGCL, the board of directors of a corporation may consist of one or more members as provided in the bylaws, unless the certificate of incorporation fixes the number of directors. The bylaws of the Company and the New Jersey Company fix the number of directors on their respective board of directors at six (6).

Classification of the Board of Directors. Both the NJBCA and the DGCL permit, but do not require, the adoption of a "classified" Board of Directors with staggered terms under which a part of the Board of Directors or a class is elected each year. Under the NJBCA, the authorization for such as classified Board of Directors must be included in the corporation's certificate of incorporation or an amendment thereto. Additionally, under the NJBCA, the maximum term of each class of directors is five years. Contrarily, the DGCL permits the authorization of a classified Board of Directors to be included in the certificate of incorporation or bylaws of a corporation or an amendment to either document. Delaware law does not limit the term of any director. The Board of Directors of both the Company and the New Jersey Company are classified.

Removal of Directors. In general, under the NJBCA, any or all of the directors of a corporation may be removed for cause, or, unless otherwise provided in the certificate of incorporation, without cause by the vote of a majority of the votes cast by the holders of the shares then entitled to vote at an election of directors; however, if the Board of Directors is classified, shareholders are not entitled to remove directors without cause. Under the DGCL, any or all of the directors of a corporation may be removed with or without cause, by the vote of a majority of the shares then entitled to vote at an election of directors; however, if the Board of Directors is classified (i.e., having multi-year, staggered terms, which the Delaware Company does not have), directors may only be removed for cause, unless the certificate of incorporation provides otherwise. The certificate of incorporation and bylaws for both the Company and the New Jersey Company provide for removal only for cause and with the vote of eighty percent (80%) of the voting stock then outstanding.

Vacancies on the Board of Directors. Under the NJBCA, unless the certificate of incorporation or bylaws provide otherwise, a vacancy, however caused, and newly created directorships resulting from an increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors even if less than a quorum or by a sole remaining director. In addition, under the NJBCA, any directorship not filled by the board may be filled by the shareholders. The NJBCA permits the person filling the vacancy to serve until the next succeeding annual meeting and until his successor is elected and qualified. Under the DGCL, vacancies may be filled by a majority of the directors then in office unless the certificate of incorporation or bylaws provide otherwise and the person filling the vacancy may serve until the term of office of such directorship expires. The certificate of incorporation and bylaws of the New Jersey Company provide that the person filling the vacancy may serve only until the next succeeding annual meeting, which differs from the Company's certificate of incorporation and bylaws that provide for the person filling the vacancy to serve to the end of the term of the vacancy.

Differential Voting Rights. The Company's certificate of incorporation provides for differential voting rights, whereby record holders of Common Stock who beneficially own in excess of ten percent (10%) (the "Limit") of the outstanding shares of Common Stock are not entitled to any vote with respect of the shares held in excess of the Limit. The certificate of incorporation for the New Jersey Company will not contain the limitation upon voting rights of shareholders and the Company's certificate of incorporation. The New Jersey statutes have been interpreted by case law to specifically prohibit differential voting rights within a particular class of shares.

Liability and Indemnification of Officers and Directors. Both the NJBCA and the DGCL contain provisions and limitations regarding directors' liability and regarding indemnification by a corporation of its officers, directors and employees.

     The NJBCA permits a New Jersey corporation to include a provision in its Certificate of Incorporation which eliminates or limits the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission (i) in breach of the director's or officer's duty of loyalty to the corporation or its shareholders,
(ii) not in good faith or involving a knowing violation of law, or (iii) resulting in receipt by such person of an improper personal benefit. Under the NJBCA, corporations are also permitted to indemnify directors in certain circumstances and required to indemnify directors under certain circumstances. Under the NJBCA, a director, officer, employee or agent may, in general, be indemnified by the corporation if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under the NJBCA, corporations must indemnify a director to the extent the director has been successful on the merits or otherwise. The Company's Certificate of Incorporation includes such a provision.

     The DGCL permits a Delaware corporation to include a provision in its Certificate of Incorporation which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director, including conduct which could be characterized as negligence or gross negligence. However, no such provision may eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the unlawful payment of dividends or unlawful stock purchase or redemption or other violations of Section 174 of the Delaware Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This provision may be extended to persons other than directors if such persons exercise or perform any of the powers or duties otherwise conferred or imposed upon the board of directors. The DGCL further provides that no such provision can eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Under the DGCL, a corporation has the power to indemnify a director against judgments, settlements and expenses in any litigation or other proceeding other than a derivative suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The indemnification provisions of the DGCL make mandatory the indemnification of a director to the extent that the director has been successful on the merits or otherwise, thus possibly requiring indemnification of settlements in certain instances. The DGCL also provides that a director may be indemnified by the corporation for expenses of a derivative suit even if he is not successful on the merits, provided he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, subject, in the case of an adverse judgment, to court approval. The Delaware Company's Certificate of Incorporation includes such a provision.

Dissenter's Rights. Under the NJBCA, dissenting shareholders who comply with certain procedures are entitled to appraisal rights in connection with the merger, consolidation or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business, unless the certificate of incorporation otherwise provides, except that such rights are not provided when (i) the shares to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 holders (or shareholders receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 shareholders) or (ii) no vote of the corporation's shareholders is required for the proposed transaction.

     Under the DGCL, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation, except that such rights are not provided when (i) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the NASD or held of record by more than 2,000 shareholders and stockholders receive in the merger shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market system security by the NASD, or held of record by more than 2,000 shareholders or (ii) the corporation is the surviving corporation and no vote of its stockholders is required for the merger.

Dividends. The NJBCA prohibits a corporation from making any distribution to its shareholders if, after giving effect to such distribution, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities. The DGCL permits a corporation to pay dividends out of any surplus and, if it has no surplus, out of any net profits for the fiscal year in which the dividend or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).

Repurchases of Stock. The NJBCA prohibits a corporation from repurchasing or redeeming its shares if (i) after giving effect to such repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, or (ii) such repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation. Under the DGCL, a corporation may repurchase or redeem its shares only out of surplus and only if such purchase does not impair capital. However, a corporation may redeem preferred stock out of capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with the DGCL.

Inspection of Books and Records. The NJBCA grants the right to inspect a corporation's minutes of shareholder proceedings and its record of shareholders only for any proper purpose and only (i) to shareholders of record for at least 6 months preceding the demand, (ii) to holders of at least 5% of the outstanding shares of any class or series of the corporation's stock or (iii) to shareholders upon receipt of court order. The DGCL provides that any stockholder may for a proper purpose inspect a corporation's stock ledger, a list of its stockholders and its other books and records.

Business Combinations. Section 14A:10A-4 of the NJBCA provides, among other things, that no resident domestic corporation may engage in any business combination with any "interested shareholder" of such corporation (defined as a holder of 10% or more stock) for a period of five years unless such business combination is approved by the board of directors prior to the date on which the interested shareholder made its stock acquisition. In addition to the restrictions stated in the preceding sentence, no such corporation may engage in a business combination with an interested shareholder other than one in which (i) the board of directors has approved such business combination prior to such interested shareholder's stock acquisition date; (ii) such business combination is approved by the affirmative vote of the holders of two-thirds of the voting stock not beneficially owned by that interested shareholder at a meeting called for such purpose; or (iii) the aggregate amount of cash and the market value, as of the consummation date, of consideration to be received per share by holders of outstanding shares of common stock in the business combination is at least equal to a certain "fair price" as determined by various criteria set forth in the statute, subject to certain exceptions.

     Section 14A:10-5 of the NJBCA provides, among other things, that any person making an offer to purchase in excess of 10% (or such amount which, when aggregated with such person's present holdings, exceeds 10%) of any class of equity securities of any corporation or other issuer of securities which is organized under the laws of New Jersey must, 20 days before the offer is made file a disclosure statement with the target company and the Bureau of Securities in the Division of Consumer Affairs in the Department of Law and Public Safety of the State of New Jersey (the "Bureau"). Such takeover bid may not proceed until after receipt of the Bureau's permission, which may not be denied unless the Bureau, after public hearing, finds that (i) financial condition of the offeror is such as to jeopardize the financial stability of the target company, or prejudice the interests of any employees or security holders who are unaffiliated with the offeror, (ii) the terms of the offer are unfair or inequitable to the securityholders of the target company, (iii) the plans and proposals which the offeror has to make any material change in the target company's business or corporate structure or management, are not in the interest of the target company's remaining securityholders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining securityholders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of Section 14A:10A of the NJBCA.

     Section 203 of DGCL regulates a wide range of transactions ("business combinations") between a corporation and an interested stockholder. An "interested stockholder" is, generally, any person who beneficially owns, directly or indirectly, 15% of more of the corporation's outstanding voting stock. "Business combinations" are broadly defined to include (i) mergers or consolidations with, (ii) sales or other dispositions of more than 10% of the corporation's assets to, (iii) certain transactions resulting in the issuance or transfer of any stock of the corporation or any subsidiary to, (iv) certain transactions which would result in increasing the proportionate share of stock of the corporation or any subsidiary owned by, or (v) receipt of the benefit (other than proportionately as a stockholder) of any loans, advances of other financial benefits by, an interested stockholder. Section 203 of the DGCL provides that an interested stockholder may not engage in a business combination with the corporation for a period of three years from the date of becoming an interested stockholder unless (i) prior to such date the board of directors approved either the business combination or the transaction which resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the person becoming an interested stockholder, that the person owned at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding shares owned by officers and directors and shares owned by certain employee stock plans) or (iii) on or subsequent to such date the business combination is approved by the board of directors and authorized by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. These restrictions placed on interested stockholders do not apply to a corporation whose certificate of incorporation contains a provision expressly electing not to be governed by the statute.

Dissolution. Each of the NJBCA and the DGCL provides that a corporation may be voluntarily dissolved by (i) the written consent of all its shareholders or (ii) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of shareholders, at which meeting the resolution is adopted. The NJBCA requires the affirmative vote of the majority of votes cast (assuming the number of votes cast constitutes a quorum), while the DGCL requires the affirmative vote of a least a majority of the outstanding stock.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR the proposal to re-incorporate the Company in New Jersey.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO RE-
                           INCORPORATE IN NEW JERSEY


              PROPOSAL III.  RATIFICATION OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 1999 were Radics & Co., LLC. The Company's Board of Directors has re-appointed Radics & Co., LLC to continue as independent auditors for the Bank and the Company for the fiscal year ending December 31, 2000, subject to ratification of such appointment by the stockholders. Representatives of Radics & Co., LLC are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Radics & Co., LLC as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF RADICS & CO., LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                            ADDITIONAL INFORMATION


Stockholder Proposals For Annual Meeting Held in 2001

     To be included in the proxy statement and form of proxy for the annual meeting of stockholders to be held in 2001, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the attached Notice of Annual Meeting of Stockholders, not later than December 28, 2000. Any such proposal will be subject to Rule 14a-8 of the rules and regulations of the SEC.

     The bylaws of the Company provide an advance notice procedure for certain business to be brought before the Annual Meeting. In order for a stockholder to properly bring business before the Annual Meeting, the stockholder must give written notice to the Secretary of the Company not less than thirty (30) days before the time originally fixed for such meeting; provided, however, that in the event that less than forty (40) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address and the class and number of shares owned by the stockholder and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided.

     Although the bylaw provisions do not give the Board of Directors any power to approve or disapprove of stockholder nominations for the election of directors or any other business desired by a stockholder to be conducted at the Annual Meeting, the bylaw provisions may have the effect of precluding a nomination for the election of directors or precluding the conduct of business at a particular meeting if the proper procedures are not followed, and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of the Company, even if the conduct of such business or such attempt might be beneficial to the Company and its stockholders.


Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at this Annual Meeting, you are urged to return your proxy promptly. If you are present at this Annual Meeting and wish to vote your shares in person, your proxy may be revoked upon request.

     A COPY OF THE FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PAMRAPO BANCORP, INC., 611 AVENUE C, BAYONNE, NEW JERSEY 07002.

                                       By Order of the Board of Directors


                                       /s/ Margaret Russo
                                       Margaret Russo
                                       Secretary

Bayonne, New Jersey
April 20, 2000


     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU HAD PLANNED TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     ANNEX - FORM OF PROXY

                             PAMRAPO BANCORP, INC.


               Proxy For Annual Meeting To Be Held on May 5, 2000

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                            ________________________


     The undersigned shareholder(s) of PAMRAPO BANCORP, INC., a New Jersey corporation (the "Company"), hereby constitute(s) and appoint(s) Daniel J. Massarelli and Francis O'Donnell, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Company to be held at Hi Hat Caterers, 180 West 54/th/ Street, Bayonne, New Jersey, on May 5, 2000 at 11:00 a.m. (local time), and any adjournment(s) thereof, all of the shares of stock which the undersigned would be entitled to vote if then personally present at such meeting in the manner specified and on any other business as may properly come before the Meeting.


     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AS DIRECTORS UNDER PROPOSAL I AND FOR PROPOSALS II AND III, AND AT THE PROXIES' DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.


          (continued and to be signed and dated on the reverse side.)

1.   ELECTION OF DIRECTORS

     FOR ALL NOMINEES                   WITHHOLD AUTHORITY              Nominees:
       listed to the right        to vote for all nominees listed  WILLIAM J. CAMPBELL,
     (except as marked to the              to the right            JOHN A. MORECRAFT
          contrary)
          [_]                                [_]           Exceptions: _______________

2.   RATIFICATION AND APPROVAL OF A PROPOSAL TO CHANGE THE STATE OF INCORPORATION OF THE
     COMPANY FROM DELAWARE TO NEW JERSEY

     FOR [_]                         AGAINST [_]                   ABSTAIN [_]

3.   RATIFICATION OF RADICS & CO., LLC AS COMPANY AUDITORS FOR THE FISCAL YEAR ENDING
     DECEMBER 31, 2000.

     FOR [_]                         AGAINST [_]                   ABSTAIN [_]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

Please Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.


     Dated _____________________, 2000



     ______________________________________________________
     Signature


     ______________________________________________________
     Signature if held jointly


     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       2